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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 13, 1999

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

\
                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


          0-12771                                       95-3630868
(COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)


                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (858) 826-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

     At the July 9, 1999 Annual Meeting of Stockholders, a recapitalization proposal (the "Recapitalization Proposal") was approved by a majority of the Registrant's stockholders. The Recapitalization Proposal provides for the amendment of the Registrant's Certificate of Incorporation (the "Amended Certificate of Incorporation") to: (1) increase the number of authorized shares of Class A Common Stock from 100,000,000 shares with a par value of $.01 per share to 1,000,000,000 shares with a par value of $.01 per share; (2) split each outstanding share of Class A Common Stock into four shares of Class A Common Stock; (3) increase the relative voting and other rights of each share of Class B Common Stock to maintain the relative rights of the Class A Common Stock and the Class B Common Stock; and (4) clarify the treatment of employees of the Registrant's subsidiaries under the Registrant's right of repurchase upon termination of affiliation pursuant to Article Fourth of the Restated Certificate of Incorporation.

     The Recapitalization Proposal became effective on August 31, 1999. Effective August 31, 1999, the post-split price of the Class A Common Stock of the Registrant was $19.36. Pursuant to the Amended Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to 20 times the price of the Class A Common Stock.

     The following historical stock price table has been restated to reflect the four-for-one stock split with the price per share of the Class A Common Stock rounded to the nearest penny. The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors reviews and sets the market factor at the value which causes the formula to yield the stock price which the Board of Directors believes reflects a fair market value for the Class A Common Stock.


                                                                                "W" or          Price          Price
                                  "E" or          "W1" or                      Weighted       Per Share      Per Share
                     Market    Stockholders       Shares         "P" or       Avg. Shares     of Class A     of Class B
     Date            Factor      Equity(1)    Outstanding(2)   Earnings(3)   Outstanding(4)   Common Stock   Common Stock
     ----            ------    ------------   --------------   -----------   --------------   ------------   ------------

October 9, 1998....   3.70       935,179,000    245,983,796    119,728,000    229,695,232      $  14.72      $  294.35

January 8, 1999....   3.80       980,390,000    247,146,100    147,609,000    235,373,472      $  17.46      $  349.10

April 9, 1999......   3.90     1,084,602,000    253,042,596    150,688,000    240,770,600      $  18.10      $  362.05

July 9, 1999.......   1.00     1,644,285,000    258,408,012    565,071,000    246,066,740      $  19.36      $  387.20

(1) "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.


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(3)  "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     3.1 Restated Certificate of Incorporation of Registrant, as amended August 31, 1999 (incorporated by reference to Exhibit 3.1 to Registrant's Post-Effective Amendment No. 2 to Form 8-A).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                          SCIENCE APPLICATIONS
                                      INTERNATIONAL CORPORATION




Date:   September 13, 1999            By     /s/ D.E. SCOTT
                                         ---------------------------------------
                                             Douglas E. Scott
                                      Its:   Senior Vice President
                                             and General Counsel

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